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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   July 2, 2001
                                                --------------------------------


                                ValueClick, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     000-30135                77-0495335
---------------------------- ------------------------- -------------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)


4360 Park Terrace Drive, Suite 100, Westlake Village, California        91361
--------------------------------------------------------------------- ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code    (818) 575-4500
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On July 2, 2001, ValueClick, Inc. announced that it had entered into a merger agreement with Mediaplex, Inc. whereby Mediaplex, Inc. would become a wholly owned subsidiary of ValueClick, Inc. A copy of the press release is attached as exhibit 99.1 and we incorporate it by reference.

Item 7.  Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  99.1     Press Release disseminated July 2, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   VALUECLICK, INC.
                                       -----------------------------------------
                                                     (Registrant)

Dated July 2, 2001                                /s/ Kurt Johnson
                                       -----------------------------------------
                                                    Kurt Johnson,
                                               Chief Financial Officer




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                                INDEX TO EXHIBITS



       EXHIBIT NO.                        DESCRIPTION

          99.1            Press Release disseminated on July 2, 2001